AEA Valuebuilder Variable Annuity NEA Valuebuilder Retirement Income Director Variable Annuity NEA Valuebuilder Variable Annuity Security Benefit Advisor Variable Annuity
Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated June 24, 2015,
To Current Prospectus

Effective June 19, 2015, the Prudential Small Cap Value Fund merged into the Target Small Capitalization Value Portfolio. The Prudential Small-Cap Value Subaccount began investing in the Target Small Capitalization Value Portfolio.

Effective June 24, 2015, the Target Small Capitalization Value Portfolio changed its name to Prudential Small Cap Value Fund. The corresponding Subaccount, Prudential Small-Cap Value, will not change its name.

Please Retain This Supplement For Future Reference